{letterhead}



VIA EDGAR TRANMISSION                         January 28, 2000

Securities and
 Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20540

     Re:  Nicholas II, Inc. (the "Fund")
	  SEC File No. 2-85030
          Pre-Effective Amendment No.___
          Post-Effective Amendment No. 16
	  Registration Statement on Form N-1A

To whom it may concern:

      In  connection  with  the amendment  by  the  Fund  of  its registration  statement  on Form N-1A  under  Section  8  of  the
Investment Company Act of 1940, as amended, and pursuant to the provisions of Rule 472 and Rule 485 under the Securities Act of 1933, as amended, and pursuant to Regulation S-T relating to electronic filings, we enclose for filing a copy of Post-
Effective   Amendment  No.  16  to  the  Registration  Statement.
As indicated in the Exhibit Index certain exhibits will follow in subsequent filing(s) as well as other pertinent financial data.


				   Very truly yours,

                               NICHOLAS COMPANY, INC.



                                   /s/ Jeffery T. May
                                   --------------------
                                   JEFFREY T. MAY
                                   Senior Vice President and Treasurer
Enclosure
As  filed with the Securities and Exchange Commission on  January 28, 2000.

                                                File No. 811-3851
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                 PRE-EFFECTIVE AMENDMENT NO. __
                POST-EFFECTIVE AMENDMENT NO. 16

                              AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        AMENDMENT NO. 16


                       NICHOLAS II, INC.
       (Exact Name of Registrant as Specified in Charter)

700 North Water Street, Milwaukee, Wisconsin               53202
(Address of Principal Executive Offices)                 (Zip Code)


                         (414) 272-6133
      (Registrant's Telephone Number, including Area Code)

                 ALBERT O. NICHOLAS, PRESIDENT
                       NICHOLAS II, INC.
                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202
            (Name and Address of Agent for Service)

                            Copy to:
                         TERESA M. LEVY
                  MICHAEL BEST & FRIEDRICH LLP
                   100 EAST WISCONSIN AVENUE
                   MILWAUKEE, WISCONSIN 53202

It is proposed that this filing will become effective:
     immediately upon filing pursuant to paragraph (b) on January 28, 2000 pursuant to paragraph (b)
     60 days after filing pursuant to paragraph (a)(1)
     on ____________ pursuant to paragraph (a)(1)
     75 days after filing pursuant to paragraph(a)(2)
     on _______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
            This   post-effective  amendment  designates  a   new
     effective   date   for  a  previously  filed  post-effective
     amendment.

Title  of  Securities Being Registered:  COMMON STOCK, $0.01  PAR
VALUE PER SHARE

Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On December 30, 1999, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended September 30, 1999.

                        NICHOLAS II, INC.


                           PROSPECTUS
                        JANUARY 31, 2000


     The Fund's investment objective is long-term growth. To achieve its objective, the Fund invests in a diversified group of common stocks having growth potential.

     This Prospectus gives vital information about the Fund. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.






                       Investment Adviser
                     NICHOLAS COMPANY, INC.



               Minimum Initial Investment - $500




                 AS WITH ALL MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        OF THE FUND'S SHARES OR DETERMINED WHETHER THIS
          PROSPECTUS IS ACCURATE OR COMPLETE.  ANYONE
         WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.


700 NORTH WATER STREET
SUITE 1010
MILWAUKEE, WISCONSIN 53202

414-272-6133
800-227-5987
                       TABLE OF CONTENTS

                                                             PAGE

AN OVERVIEW OF THE FUND.................................

FUND INVESTMENTS........................................

INVESTMENT RISKS........................................

FINANCIAL HIGHLIGHTS....................................

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.............

THE FUND'S INVESTMENT ADVISER...........................

PRICING OF FUND SHARES..................................

PURCHASE OF FUND SHARES.................................

REDEMPTION OF FUND SHARES...............................

EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS...............

TRANSFER OF FUND SHARES.................................

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS.........

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN.............

SYSTEMATIC WITHDRAWAL PLAN..............................

INDIVIDUAL RETIREMENT ACCOUNTS..........................

MASTER RETIREMENT PLAN..................................



FOR MORE INFORMATION ABOUT THE FUND     Back Cover


     You should rely only on the information contained in this document, or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.


     This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.

                        AN OVERVIEW OF THE FUND

GOALS

     The Fund strives to increase the value of your shares (capital appreciation) over the long-term.

PRINCIPAL INVESTMENT STRATEGIES

     To pursue the Fund's goal of long-term capital growth, the Fund primarily invests in common stocks of domestic small- and medium-sized companies. The Fund believes a company's annual sales volume and the market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. In distinguishing company size in terms of sales volume, the Fund considers a company's sales volume relative to peer companies in the company's industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $2.0 billion as "small," between $2.0 billion and $10.0 billion as "medium" and greater than $10.0 billion as "large." To a lesser extent, the Fund may invest in companies with large market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund seeks companies that are well positioned to take advantage of emerging long-term social and economic trends, and have ample resources to sustain their growth. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

     A major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above, at all times. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum or maximum percentage of the Fund's assets which is required to be invested in the securities of companies in any particular industry or group of industries.

     For further information on the Fund's principal investment strategies and how the Fund invests, see "Fund Investments" starting on page 5.

PRINCIPAL RISKS OF INVESTING

     As with any mutual fund, the Fund can not guarantee that it will meet its goals or that it's performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your Fund shares may change. This may occur because a particular stock market fluctuates or because of other specific factors affecting the value of a particular investment of the Fund. If the value of the Fund shares or the value of the Fund's investments go down, you may lose money.

     In addition, because the Fund will invest most of its assets in the securities of small- and medium-sized companies, the Fund may face additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow Jones Industrial Average. During the history of the Fund, its price per share has often been more volatile than the Dow Jones Industrial Average. If the value of the Fund's investments in small- to medium-sized companies decreases, the value of the Fund's shares also may go down.

     The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies. In addition, although the Fund generally will invest in the common stocks of small- and medium-sized companies, certain investments by the Fund and certain investment techniques the Fund may use entail other risks, as described elsewhere is this Prospectus.

     Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved. Before you invest, please read "Investment Risks" starting on page 6.


WHO MAY WANT TO INVEST

     The Fund may be appropriate if you:

               Have a longer time horizon
               Are willing to accept higher short-term risk
               Want to diversify your portfolio
               Are seeking a fund for the growth portion of an asset allocation portfolio
               Are investing with long-term goals in mind, such as retirement or to fund a child's future education

    The Fund may NOT be appropriate if you:

               Are investing with a shorter time horizon in mind
               Are uncomfortable with an investment that will fluctuate in value
               Are primarily looking for current income


PERFORMANCE INFORMATION

    The bar chart and table shown below indicate the risks of investing in the Fund. They show the variability of the Fund's total return over time and how the Fund's historical performance compares with alternative broad measures of market performance.

    The bar chart below shows the Fund's calendar year total returns for the last ten years. (1)


                         BAR CHART PLOT POINTS

 1989     1990     1991    1992     1993     1994    1995    1996    1997     1998
 ----     ----     ----    ----     ----     ----    ----    ----    ----     ----
-6.21%    39.56%   9.38%   6.40%    1.03%    28.55%  19.38%  37.01%  9.24%     1.17%

(1) The Fund's fiscal year end is September 30. The Fund's year-to-date return (nine months) as of September 30, 1999 was (11.66)%.

      For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 20.79% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.23)% (for the quarter ended September 30, 1990).

      This next table shows how the Fund's average annual returns for the one, five and ten calendar year periods ending on December 31, 1999 (the Fund's most recently completed calendar year) compare to the returns of the Russell 2000 Index and the Lipper Mid-Cap Core Index.

                             ONE             FIVE            TEN
                             YEAR            YEARS           YEARS
                            ------          -------         -------
THE FUND                    1.17%           18.37%          13.59%
RUSSELL 2000 INDEX         21.26%           16.69%          13.40%
LIPPER MID-CAP CORE INDEX  28.19%           20.07%          15.94%


     The Russell 2000 Index is an unmanaged index that represents the average performance of a group of stocks of approximately 2000 companies and is a widely used benchmark for small-capitalization U.S. stocks. The Lipper Mid-Cap Core Index is an unmanaged equally weighted index of the 30 largest mutual funds included in the Lipper Mid-Cap
Core funds classification. The Lipper Mid-Cap Core funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure compared to the U.S. diversified mid-cap funds' universe average. The table in the Fund's prospectus for fiscal 1998 included the Lipper Mid Cap Fund Index, an unmanaged equally weighted index of the 30 largest mutual funds included in the Lipper
Mid Cap fund category. The Lipper Mid Cap Fund Index is no longer published by Lipper Analytical Services Mutual Fund Performance Analysis. Therefore, the table above includes the Lipper Mid-Cap Core Index as a replacement index.

OF COURSE, THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF ITS FUTURE RETURNS.


FEES AND EXPENSES OF THE FUND

    FUND INVESTORS PAY VARIOUS FEES AND EXPENSES, EITHER DIRECTLY OR INDIRECTLY. THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(fees paid directly from your investment)

  Maximum Sales Charge (Load) Imposed on Purchases............     None
  Maximum Deferred Sales Charge (Load)........................     None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends.     None
  Redemption Fees.............................................      (1)
  Exchange Fee................................................      (2)


ANNUAL FUND OPERATING EXPENSES (3)
(expenses that are deducted from Fund assets)

  Management Fees.............................................    0.52%
  Distribution [and/or Service] (12b-1) Fees..................     None
  Other Expenses..............................................    0.09%
  Total Annual Fund Operating Expenses........................    0.61%
__________

(1) A fee of $12.00 is charged for each wire redemption.
(2) A fee of $5.00 is charged for each telephone exchange.
(3) Annual Fund Operating Expenses are based on expenses incurred for the fiscal year ended September 30, 1999.


EXAMPLE:     THIS EXAMPLE HELPS YOU COMPARE THE COSTS OF INVESTING IN
        THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

                                     ONE      THREE     FIVE      TEN
                                     YEAR     YEAR      YEAR      YEAR
                                     ----     -----    ------     -----
THE EXAMPLE ASSUMES THAT YOU
INVEST $10,000 IN THE FUND FOR THE
TIME PERIODS INDICATED AND THEN
REDEEM ALL OF YOUR SHARES AT THE
END OF THOSE PERIODS.  THE
EXAMPLE ALSO ASSUMES THAT YOUR
INVESTMENT HAS A 5% RETURN
EACH YEAR AND THAT THE FUND'S
OPERATING EXPENSES REMAIN
THE SAME.  ALTHOUGH YOUR
ACTUAL COSTS MAY BE HIGHER OR
LOWER, BASED ON THESE
ASSUMPTIONS, YOUR COSTS WOULD BE:   $62       $195    $340       $762
__________

     For a further description of the fees paid to the Fund's adviser, The Nicholas Company, Inc., see "The Fund's Investment Adviser" on page 12.


PORTFOLIO MANAGEMENT

     Mr. David O. Nicholas is Senior Vice President and the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. David O. Nicholas is President and Chief Investment Officer of the Adviser, and has been employed by the Adviser since 1985. For a further discussion of Mr. David O. Nicholas' experience see "The Fund's Investment Adviser."


                        FUND INVESTMENTS

     The Fund's main goal is increased share value (capital
appreciation) over the long-term.   It strives to meet its goal
by investing primarily in a diversified portfolio of equity securities of small- and medium-sized U.S. companies, which it believes, have growth potential.

     The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. To determine company size in terms of sales volume, the Fund compares a company's sales volume to peer companies in the company's industry. In terms of market capitalization, the Fund uses the following standard:

                                             MARKET CAPITALIZATION
                                             ---------------------
          Small........................        0 to $2.0 Billion
          Medium.......................   $1.0 Billion to $10.0 Billion
          Large........................        Over $10.0 Billion

     To pursue the Fund's goal it also may, to a lesser extent, invest in companies with large capitalizations. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

     The Fund looks for companies with the potential for superior growth in sales and earnings. The Fund seeks companies that it believes are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company's value, including :

          *    a company's strategic position in its industry
          *    sales and earnings growth
          *    product development
          *    quality of management
          *    overall business prospects
          *    a company's price to earnings ratio
               (including an analysis of such ratio in relation to the company's growth rate and industry trends)

     Income is not a significant factor in selecting the Fund's investments. The Fund does not have a pre-set asset allocation strategy which requires that it maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum or maximum percentage of the Fund's assets which must be invested in the securities of companies in any particular industry or group of industries. But, the Fund may not invest more than 5% of its total net assets in the securities of any one company, and not more than 25% of the value of the Fund's total net assets may be concentrated in companies in any particular industry or group of industries. In addition, the Fund may not hold more than 10% of the voting securities of any one company.

     The Fund may hold an investment for any length of time, and will buy or sell securities whenever the Fund sees an appropriate opportunity. It does not buy stocks with a view toward a quick sale or to obtain short-term trading profits (defined as profits on assets held less than twelve months). The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company's financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company's market capitalization grows to a point that it is clearly no longer a small- or medium-capitalization stock or if a company's stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

     The Fund expects that a major portion of its portfolio will be invested at all times in common stocks of the types of companies, and in the manner previously described. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation) (but in no event in an aggregate amount in excess of 5% of the Fund's total assets), debt securities and preferred stock convertible into common stock, securities of other investment companies (up to 10% of the Fund's total assets) and securities offered in private placements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

     Although the Fund's primary investment strategy is to achieve capital appreciation, for liquidity or flexibility, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses.

     As a temporary defensive tactic because of adverse market, economic, political or other conditions, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. During any period in which the Fund maintains such a temporary defensive tactic, it may not achieve its investment objective.

INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL

     The Fund's Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

     * Not more than 5% of its total net assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation)

     * No investments in interests in oil, gas or other mineral exploration programs (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)

     * No investments in puts, calls, straddles, spreads or any combination thereof

     * No investments in securities of other open-end investment companies

     * The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets

The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

     All percentage limitations discussed in the "Fund
Investments" section apply on the date of investment by the Fund.
Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction occurs due to changes afterwards in the market value of the investment or the total assets of the Fund.

     The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Statement of Additional Information, see the back cover page of this Prospectus.

                        INVESTMENT RISKS

     This section contains a summary description of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you won't lose money on your investment. There is no guarantee that the Fund's performance will be positive over any period of time.

     Because of the following risks, you could lose money on your investment over the short- or long-term:

     MARKET RISK. The value of the Fund's investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares may occur because a particular stock market fluctuates. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares.

     PORTFOLIO-SPECIFIC RISK. Because the Fund invests most of its assets in the securities of small- and medium-sized companies, the Fund may be subject to additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow Jones Industrial Average. Therefore, during the history of the Fund, its price per share has often been more volatile than the Dow Jones Industrial Average. If the value of the Fund's investments in small- to medium-sized companies decrease, the value of the Fund's shares also may go down.

     SELECTION RISK. The Fund also is subject to selection risk, which is the risk that the stocks the Fund's adviser selects will underperform the markets or other mutual funds with similar investment objectives and strategies.

     RISKS RELATED TO CERTAIN OTHER PORTFOLIO INVESTMENTS AND STRATEGIES.The Fund may use other investment strategies.
These strategies and the associated non-principal risks are described in further detail in the Fund's Statement of Additional Information which is incorporated by reference, herein.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

                      FINANCIAL HIGHLIGHTS

  THE FOLLOWING FINANCIAL HIGHLIGHTS TABLE HELPS YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE FISCAL YEARS ENDED SEPTEMBER
30, 1999. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE TABLE
HAS BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC
ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE FUND'S ANNUAL
REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999.  THE TABLE SHOULD
BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH ARE INCORPORATED BY
REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY
BE OBTAINED WITHOUT CHARGE BY CALLING OR WRITING THE FUND.

                                               Year Ended September 30,
                                               ------------------------
                                      1999     1998     1997     1996     1995
                                      ----     ----     ----     ----     ----
NET ASSET VALUE, BEGINNING
 OF YEAR..........................   $34.78   $40.65   $33.34   $30.07   $26.71

   INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income..........      .01      .13      .08      .10      .24
   Net gains (losses) on
    securities (realized and
    unrealized)...................    $1.18     (.69)   10.47     5.84     5.22
                                      -----     ----   ------   ------   ------
      Total from investment
       operations.................    $1.19     (.56)   10.55     5.94     5.46
                                      -----   ------   ------   ------   ------
   LESS DISTRIBUTIONS:

   From net investment income.....     (.13)   ( .08)    (.08)    (.18)    (.21)

   From capital gains.............    (4.01)   (5.23)   (3.16)   (2.49)   (1.89)
                                     ------   ------   ------   ------   ------
      Total distributions             (4.14)   (5.31)   (3.24)   (2.67)   (2.10)
                                     ------   ------   ------   ------   ------

NET ASSET VALUE, END
 OF YEAR...........................  $31.83   $34.78   $40.65   $33.34   $30.07
                                     ------   ------   ------   ------   ------
                                     ------   ------   ------   ------   ------

TOTAL RETURN.......................   2.50%   (1.66)%  34.94%   21.35%   22.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 year (millions)...................  $874.1   $960.0   $994.4   $774.8   $682.2
Ratio of expenses to average
 net assets........................    .61%     .59%     .61%     .62%     .66%
Ratio of net investment income
 to average net assets.............    .03%     .33%     .23%     .29%     .68%
Portfolio turnover rate............  21.03%   20.47%   30.21%   24.47%   19.63%


    PLEASE CONSIDER THE PERFORMANCE INFORMATION ABOVE IN LIGHT OF THE FUND'S INVESTMENT OBJECTIVES AND POLICIES, AND MARKET CONDITIONS DURING THE REPORTED TIME PERIODS. AGAIN, YOU MUST REMEMBER THAT HISTORICAL PERFORMANCE DOES NOT NECESSARILY INDICATE WHAT WILL HAPPEN IN THE FUTURE. THE VALUE OF YOUR FUND SHARES MAY GO UP AND DOWN.

          MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


     The Fund's primary objective is long-term capital appreciation. In an effort to achieve this objective, the Adviser generally invests in common stocks of small- and medium-sized companies having growth potential. Individual stock selection is the focal point of the Adviser's equity philosophy. The Adviser's efforts are directed toward purchasing stocks of fundamentally sound companies at reasonable prices. It also is the Adviser's strong conviction that superior long-term results are achieved through the minimization of capital losses during adverse periods in the general market. The Adviser primarily seeks stocks where the price/earnings ratio is low in relation to earnings growth or where the price is reasonable in relation to book value. Above average secular earnings growth and strong current earnings momentum are important factors.

     The Fund ended fiscal 1999 with a net asset value per share of $31.83, a total return of 2.50% (distributions reinvested), and approximately $874 million in total net assets. At September 30, 1999, the Fund's portfolio consisted of holdings in 46 companies, representing 87.87% of the Fund's
total net assets.   The other 12.13% of the Fund's total net assets were
invested in convertible bonds, short-term investments and cash.

     The Fund's performance for the year was positively impacted by its exposure to the media and entertainment industry, with strong performance from radio stock, Clear Channel Communication; cable network company, USA Network; and raceway company, International Speedway Corporation. The market value of the Fund's holdings in the media and entertainment industry increased 4.91% in fiscal 1999. Further, performance by technology companies such as ADC Telecommunications, Hughes Electronics and Qwest Communication helped the Fund's performance. However, the Fund's exposure to healthcare and financial stocks, in general, hurt the Fund's annual performance, with the exception of biotech company, Biogen, Inc., which was a strong performer (with an increase in market value of 19.75% in fiscal
1999). The market value of the Fund's holdings in the healthcare products and services sector decreased 10.82% and the bank and finance sector was flat in fiscal 1999. Fears of rising inflation, government reimbursement cuts and heavy tax loss selling continued to depress both of these sectors in fiscal 1999.

     In terms of portfolio mix, at September 30, 1999, the Fund held significant positions in technology and communications companies (12.89% of the Fund's total net assets); banks and finance entities (11.87%); business service companies (10.45%); health care product companies and health care service companies (7.76% and 7.63%, respectively); and media and entertainment companies (6.80%). During fiscal 1999, the Fund significantly increased its relative percentage of net assets invested in technology and communications companies and significantly decreased its relative percentage of net assets invested in health care products and health care services companies.

     The Fund's 12-month return of 2.50% for fiscal 1999 compared to returns of 27.79% for the Standard & Poor's 500 Index (dividends reinvested) and 19.07% for the Russell 2000 Index (dividends reinvested). The strong returns of such indices in 1999 was primarily attributable to the excellent short-term performance of large-cap growth stocks, especially technology stocks, and smaller-cap speculative investments, such as initial public offerings (IPOs) of Internet companies. Due to its portfolio composition (primarily non-speculative small- and medium-capitalization companies, with a modest emphasis on the technology sector), the Fund performed poorly relative to these comparative indices as well as other mutual funds which were focused more on small-cap speculative and technology driven investments.

     The Fund will continue to follow its long-term disciplined investment philosophy and will forego short-term profit for long-term sustainability. Although this approach can hold back performance if the market continues to focus on speculative issues, such as IPOs and Internet related stocks, the Fund will maintain its investment approach to balance risk and return.

     Set forth below is a line graph showing a comparison of the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years, and the most recently completed quarter ended December 31, 1999 of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year, to the same investment over the same periods in two peer group indices. The peer group in the graph includes the Lipper Mid-Cap Core Index and the Russell 2000 Index. The line graph in the Fund's prospectus for fiscal 1998 included the Russell 2000 Index and the Lipper Mid Cap Fund Index, an unmanaged equally weighted index of the 30 largest mutual funds in the Lipper Mid Cap fund category. The Lipper Mid Cap Fund Index is no longer published by Lipper Analytical Services Mutual Fund Performance Analysis. Therefore, the line graph below includes the Lipper Mid-Cap Core Index, an unmanaged equally weighted index of the 30 largest mutual funds included in the Lipper Mid-Cap Core funds classification, as a replacement index. The Lipper Mid-Cap Core funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure compared to the U.S. diversified mid-cap funds' universe average. The Fund believes the returns of the Lipper Mid-Cap Core and Russell 2000 indices are representative of the performance of small- and medium-capitalized companies, which are the types of companies in which the Fund primarily invests. Therefore, the Fund believes the Lipper Mid-Cap Core and Russell 2000 indices provide a meaningful and representative basis of comparison for Fund investors.



          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
         NICHOLAS II, INC., LIPPER MID-CAP CAOR INDEX AND RUSSELL 2000 INDEX

                          % TOTAL   RUSSELL  % TOTAL     LIPPER  % TOTAL
       NICHOLAS II, INC.   RETURN    2000     RETURN     MID-CAP  RETURN
       -----------------  -------   -------  -------     ---     -------
09/30/89   10,000                   10,000              10,000
09/30/90    8,386         -16.14%    7,284   -27.16%     8,002    -19.98%
09/30/91   11,817          40.91%   10,569    45.09%    12,041     50.47%
09/30/92   12,477           5.59%   11,514     8.95%    12,461      3.49%
09/30/93   14,248          14.19%   15,330    33.14%    16,696     33.99%
09/30/94   15,030           5.49%   15,741     2.68%    17,127      2.58%
09/30/95   18,395          22.39%   19,418    23.36%    21,200     23.78%
09/30/96   22,322          21.35%   21,967    13.13%    24,352     14.87%
09/30/97   30,122          34.94%   29,258    33.19%    31,770     30.46%
09/30/98   29,622         - 1.66%   23,693   -19.02%    27,294    -14.09%
09/30/99   30,362           2.50%   28,212    19.07%    33,377     22.29%
12/31/99   34,768          14.51%   33,414    18.44%    42,576     27.56%

          The Fund's average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

               ONE YEAR ENDED     FIVE YEARS ENDED    TEN YEARS ENDED
             SEPTEMBER 30, 1999  SEPTEMBER 30, 1999  SEPTEMBER 30, 1999
             ------------------  ------------------  ------------------
Average Annual Total
Return........      2.50%            15.10%            11.75%


   Past performance is not predictive of future performance.



                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors.

     The Adviser is the investment adviser to five other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. As of December 31, 1999, the Adviser had approximately $7 billion in assets under management.

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month.

     The following table illustrates the calculation of the Adviser's annual fee:

                                          ANNUAL FEE CALCULATION
     NET ASSET                            (BASED ON THE AVERAGE
     VALUE OF THE FUND                  NET ASSET VALUE OF THE FUND)
     -----------------                  ----------------------------
     Up to and including $50,000,000......   0.75 of 1%
     Over $50,000,000 and
       including $100,000,000.............   0.60 of 1%
     In excess of $100,000,000............   0.50 of 1%

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

     The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs and costs related to the aforementioned items.

     The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee, but excluding interest, taxes, brokerage commissions, litigation and extraordinary expenses, exceed the lowest, i.e., most restrictive, percentage of the Fund's average net assets established by the laws of the states in which the Fund's shares are registered for sale, as determined by valuations made as of the close of each business day of the year. The Adviser shall reimburse the Fund at the end of any fiscal year in which the aggregate annual operating expenses exceed such restrictive percentage.

     Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. David O. Nicholas is President, Chief Investment Officer and a Director of the Adviser, and a Senior Vice President of the Fund. He is a Chartered Financial Analyst.

     David O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the
Fund's portfolio.    He has been Portfolio Manager for, and
primarily responsible for the day-to-day management of, the portfolios of the Fund and Nicholas Limited Edition, Inc. since March 1993. He also has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996.

                     PRICING OF FUND SHARES

     When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") per share of the Fund. The NAV of a share of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading.



                    PURCHASE OF FUND SHARES


                        PURCHASE OF FUND SHARES

  MINIMUM           To Open An Account.......     $500
INVESTMENTS         To Add To An Account.....     $100
     $              Minimum Balance..........     $500
  [ICON]
                         The Fund's Automatic Investment Plan has
                    a minimum monthly investment of $50. Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

APPLICATION
INFORMATION              You may apply to purchase shares of
  [ICON] the Fund by submitting an application to Nicholas II, Inc., c/o Firstar Mutual Funds
                    Services, LLC ("Firstar"), P.0. Box 2944,
                    Milwaukee, Wisconsin 53201-2944. See the back cover page of this Prospectus for information on how to contact the Fund. The
                    Fund also has available an Automatic
                    Investment Plan for shareholders.  You
                    should contact the Fund for additional information.

                            When you make a purchase, your purchase
                    price per share will be the net asset value
                    ("NAV") per share next determined after the time the Fund receives your application in proper order. The NAV is calculated once a day based on the closing market price for each security held in the Fund's portfolio.
                    The determination of NAV for a particular day is applicable to all purchase applications received in proper order by the close of trading on the NYSE on that day (usually 4:00 p.m., New York time).

                                                  Applications to
                         purchase Fund shares received in proper
                         order on a day when the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.
                                                  Applications to
                         purchase Fund shares received in proper
                         order after the close of trading on the
                         NYSE will be based on the NAV as
                         determined as of the close of trading on the next day the NYSE is open.

                         Purchase of shares will be made in full
                    and fractional shares computed to three
                    decimal places.

OVERNIGHT                You should be aware that DEPOSIT in the U.S.
DELIVERY            mail or with other independent delivery services, or
 [ICON]             receipt at Firstar's Post Office Box, of
                    purchase applications DOES NOT constitute receipt by Firstar or the Fund.
                    DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT
                    COURIER DELIVERY SHOULD BE SENT TO FIRSTAR
                    MUTUAL FUND SERVICES, LLC, THIRD FLOOR, 615
                    EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN
                    53202.

                         Your application to purchase Fund shares
                    must be in proper order to be accepted, may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $20 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

 WIRE PURCHASE           You also may purchase Fund shares via the
 [ICON] Federal Reserve wire system. If a wire is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire.
                    Firstar will provide you with a confirmation number for any wire purchase, which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

                   Wire To:    Firstar Bank Milwaukee, N.A.
                               ABA 075000022

                   Credit:     Firstar Mutual Funds Services, LLC
                               Account 112-952-137

                    Further
                    Credit:    Nicholas II, Inc.
                               (shareholder account number)
                               (shareholder registration)

                                The Fund and its transfer agent
                    are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.


 CERTIFICATES                   The Fund won't issue certificates
                    representing Fund shares unless the shareholder specifically requests certificates in writing. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The Fund won't issue certificates for fractional shares even if requested. Where certificates are not requested, the Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.


THIRD PARTY              USE OF A PROCESSING INTERMEDIARY TO
Purchases           PURCHASE FUND SHARES.  You can purchase shares
[ICON]              of the Fund through certain broker-dealers, financial
                    institutions or other service providers
                    ("Processing Intermediaries"). If you do, the Processing Intermediary, rather than you, may be the shareholder of record. Processing
                    Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing
                    Intermediary in conjunction with this
                    Prospectus before you invest in the Fund this way.

                                Processing Intermediaries may
                    charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                                The Fund also may enter into an
                    arrangement with some Processing
                    Intermediaries which authorizes them to
                    process purchase orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV per share next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent.

                                Of course, you do not have to use
                    the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge.


                    REDEMPTION OF FUND SHARES

 REDEMPTION              You may redeem all or part of your Fund
 [ICON]             shares by any of the methods described
                    below. All redemptions will be processed immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares. The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar (or by an Authorized Agent of the Fund) of the certificate(s), or written request in the proper order as described below, or pursuant to proper telephone instructions as described below.

                    *    Requests for
                         redemption of Fund shares received in
                         proper order on a day when the NYSE is
                         open for trading, prior to the close of
                         trading on that day, will be based on
                         the NAV as of the close of trading on
                         that day.
                    *    Requests for
                         redemption of Fund shares received in
                         proper order after the close of trading
                         on the NYSE will be based on the NAV as
                         determined as of the closing of trading
                         on the next day the NYSE is open.

                    THE FUND WILL RETURN AND NOT
                    PROCESS REDEMPTION REQUESTS THAT CONTAIN
                    RESTRICTIONS AS TO THE TIME OR DATE
                    REDEMPTIONS ARE TO BE EFFECTED.

                                If any of the shares you want
                    redeemed were purchased recently by personal or certified check, the Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time your redemption request will be processed and payment made.


 REDEMPTIONS                   If you redeem in writing, be sure
 BY MAIL            that the redemption request is signed by each
 [ICON]             shareholder in the exact manner as the Fund account
                    is registered and include the redemption amount and the shareholder account number.

                         If you have certificates for your shares, you may redeem by delivering to the Fund, c/o
                         Firstar Mutual Fund Services, LLC, P.O.
                         Box 2944, Milwaukee, Wisconsin
                         53201-2944, the certificate(s) for the
                         full shares. The certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an eligible "guarantor institution," which is a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange.
                         A notary public is not an acceptable
                         guarantor.

                                If you don't
                         have certificates for your shares, you
                         may redeem by delivering an original
                         signed written request for redemption
                         addressed to Nicholas II, Inc., c/o
                         Firstar Mutual Fund Services, LLC, P.O.
                         Box 2944, Milwaukee, Wisconsin 53201-
                         2944.  If the account registration is
                         individual, joint tenants, sole
                         proprietorship, custodial (Uniform
                         Transfer to Minors Act), or general
                         partners, the written request must be
                         signed exactly as the account is
                         registered.  If the account is owned
                         jointly, all owners must sign.

                                YOU MAY NOT FAX YOUR REDEMPTION
                         REQUEST.

                                The Fund may require additional
                    supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

                                If you are uncertain about what
                    documents or instructions are necessary in order to redeem shares, please write or call Firstar (414-276-0535 or 800-544-6547, prior to submitting a written redemption request.
                    A written redemption request will not become effective until all documents have been received in properorder by Firstar.

                                If you have an individual
                    retirement account ("IRA")  or other
                    retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the redemption will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

OVERNIGHT                     You should be aware that DEPOSIT in the
 DELIVERY           mail or with other independent
 [ICON]             delivery services or receipt at
                    Firstar's Post Office Box of redemption requests
                    DOES NOT constitute receipt by
                    Firstar or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD
                    BE SENT TO FIRSTAR MUTUAL FUND SERVICES, LLC,
                    THIRD FLOOR, 615 EAST MICHIGAN STREET,
                    MILWAUKEE, WISCONSIN 53202.

TELEPHONE
REDEMPTIONS             You can redeem your shares by
  [ICON]            telephone unless you decline that option in
                    writing.   Telephone redemptions can only be
                    made by calling Firstar (800-544-6547 or 414-276-0535). In addition to the account registration, you will be required to provide the account number and social security number. Telephone calls will be recorded.

                                Telephone redemption requests
                    must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, you may have difficulty making a redemption by telephone. If you are unable to contact Firstar by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

                                The Fund reserves the right to
                    refuse a telephone redemption if it is
                    believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be liable for following instructions communicated by telephone which they reasonably believe to be genuine. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

TAX EFFECT OF                 For federal income tax purposes, a
REDEMPTION          redemption generally is treated as a sale of
[ICON]              the shares being redeemed.  You may
                    recognize capital gain or loss
                    equal to the difference between the
                    redemption price and your cost basis for the shares being redeemed. See "Dividends,
                    Distributions and Federal Tax Status" for further tax information.

                                The Fund ordinarily pays for
                    redeemed shares within seven days after
                    receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

                                You may instruct Firstar to mail
                    the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States.
                    Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

 SIGNATURE               A signature guarantee of each owner is
 GUARANTEES         required to redeem shares in the following
 [ICON]             situations, for all size transactions:

                    *    if you change the ownership on your account
                    * upon redemption of shares when certificates have been issued for your account
                    * when you want the redemption proceeds sent to a different address than is registered on the account
                    * for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s)
                    * any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund
                    * if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request

                                In addition, you must have your
                    signature guaranteed if you request
                    redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

THIRD PARTY              USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND
REDEMPTIONS         SHARES.
[ICON]                   As with the purchase of Fund shares, you may redeem
                    shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries").
                    You should read the program materials provided by the Processing Intermediary before you redeem your shares of the Fund this way. Then follow those instructions and procedures.

                                Processing Intermediaries may
                    charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                                The Fund also may enter into an
                    arrangement with some Processing
                    Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a redemption request by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect NAV per share next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

                                You do not have to use the
                    services of a Processing Intermediary, or pay the fees that may be charged for such services, unless you hold Fund shares through a Processing Intermediary. Then you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.

                    EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS

                                You may exchange Fund shares for
                    shares of other mutual funds for which
                    Nicholas Company, Inc. serves as the
                    investment adviser.

  EXCHANGES                     Nicholas Company, Inc. also is adviser
  [ICON] to the following funds which have investment objectives and net assets as noted below:

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE           SEPT. 30, 1999
         ----                --------------------           --------------
Nicholas Fund, Inc.    Capital appreciation                 $4,782,783,840

Nicholas Limited       Long-term growth                     $  273,310,802
Edition, Inc.(1)

Nicholas Equity        Reasonable income with moderate
Income Fund, Inc       long-term growth as a secondary
                       Consideration                        $   20,053,386

Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value        $  210,293,122

Nicholas Money         High level of current income as
Market Fund, Inc.      as is consistent with preserving
                       capital and liquidity                $  144,734,499

                                (1)You should be aware
                       that Nicholas Limited Edition, Inc. is
                       restricted in size to ten million shares
                       (without taking into account shares
                       outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

                                If you choose to exercise
                    the exchange privilege, your shares will be exchanged at their next determined NAV. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the New York Stock Exchange is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of your Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

                                If you are interested in
                    exercising the exchange privilege you must obtain the appropriate prospectus from
                    Nicholas Company, Inc.

                                An exchange constitutes a
                    sale for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information.

                                The exchange privilege may
                    be terminated or modified only upon 60 days advance notice to shareholders. You may exchange shares of the Fund for shares of other available Nicholas mutual funds directly through Nicholas Company, Inc. without cost by written request.

EXCHANGE                        If you are interested in
BY                  exercising the exchange by mail privilege, you
MAIL                may obtain the appropriate prospectus from
[ICON]              Nicholas Company, Inc.  Signatures required are
                    the same as previously explained under "Redemption of Fund Shares."

   EXCHANGE                     You also may exchange by telephone among
      BY            all Nicholas mutual funds. Only exchanges of $500.00
   TELEPHONE        or more will be executed using the telephone
    [ICON]          exchange privilege.  Firstar charges a $5.00 fee for
                    each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts. You are allowed four telephone exchanges per account during any twelve-month period.

                                Procedures for exchanging
                    Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar (414-276-0535 or 800-544-6547). You will be required to provide pertinent information regarding your account. Calls will be recorded.


                     TRANSFER OF FUND SHARES

   You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-
227-5987) prior to submitting any transfer requests.

         DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

   The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain in one distribution for each fiscal year.

   For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. The maximum tax rate on long-term capital gains for sales of securities held greater than twelve months is 20%. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income, whether distributed as cash or additional shares. Distributions generally will be made annually in December. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

   At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV per share. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV per share.

   Under federal law, some shareholders may be subject to a 31% "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

   The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects to an investment in the Fund.

           DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

   Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may electi to accept cash on the application to purchase shares, by telephone or by separate written notification . All reinvestments are at the net asset value per share in effect on the dividend or distribution date and are credited to the shareholder's account. Firstar will notify you of the number of shares purchased and the price following each reinvestment period.

   You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to Firstar. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days' written notice to participants.

                    SYSTEMATIC WITHDRAWAL PLAN

   If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

                  INDIVIDUAL RETIREMENT ACCOUNTS

    Individuals who receive compensation, including earnings from self-employment, may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

    Qualifying individuals who have a traditional IRA may make deductible contributions to it. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

    Qualifying individuals who maintain a Roth IRA may make non-deductible contributions to it. However, the amounts within the Roth IRA accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phase-outs apply.

    Like the Roth IRA, qualifying individuals may make non-deductible contributions to an Education IRA, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phase-outs apply.

    As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $500, the Fund will accept any allocation of such contributions between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of IRA contributions.

    Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with your own retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences is recommended.

                      MASTER RETIREMENT PLAN

    The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wish to participate in the plan.
Consultation with a tax adviser regarding the tax consequences of the plan is recommended.




                            PROSPECTUS

                         JANUARY 31, 2000

                        NICHOLAS II, INC.


                    NO LOAD - NO SALES CHARGE


               FOR MORE INFORMATION ABOUT THE FUND:

    The Fund's Statement of Additional Information ("SAI"), dated January 31, 2000, contains more detailed information on all aspects of Nicholas II, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semiannual Report to Shareholders.

    To request a free copy of the current Annual/Semiannual report or SAI, or to make shareholder inquiries, please write or call: Nicholas II, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

    In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund also are available on the Commission's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6000.

    For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current price of the Fund's shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" - "Nch II." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NCTWX" or the cusip number 653740100.


                        Investment Adviser
                      NICHOLAS COMPANY, INC.
                       Milwaukee, Wisconsin
                   414-272-6133 or 800-227-5987

        Transfer Agent                          Custodian
FIRSTAR MUTUAL FUND SERVICES, LLC       FIRSTAR BANK MILWAUKEE, N.A.
     Milwaukee, Wisconsin                 Milwaukee, Wisconsin
 414-276-0535 or 800-544-6547

Independent Public Accountants                  Counsel
     ARTHUR ANDERSEN LLP              MICHAEL BEST & FRIEDRICH LLP
     Milwaukee, Wisconsin                 Milwaukee, Wisconsin


NICHOLAS II, INC.
700 NORTH WATER STREET, SUITE 1010
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

                                        INVESTMENT COMPANY ACT FILE NO. 811-3851

NICHOLAS II, INC.




                           FORM N-1A




          PART B:  STATEMENT OF ADDITIONAL INFORMATION




                       NICHOLAS II, INC.



              STATEMENT OF ADDITIONAL INFORMATION




               700 North Water Street, Suite 1010
                  Milwaukee, Wisconsin  53202
                          414-272-6133
                          800-227-5987






     This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas II, Inc. (the "Fund"), dated January 31, 2000. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended September 30, 1999, which are incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual
Report, please write or call the Fund at the address and telephone number set forth above.






    NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND



                       Investment Adviser
                     NICHOLAS COMPANY, INC.














                        January 31, 2000

                       TABLE OF CONTENTS
                                                             PAGE

INTRODUCTION...............................................

INVESTMENT OBJECTIVES AND  INVESTMENT STRATEGIES AND THEIR
     RELATED RISKS.........................................

INVESTMENT RESTRICTIONS....................................

INVESTMENT RISKS...........................................

THE FUND'S INVESTMENT ADVISER..............................

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
  AND PORTFOLIO MANAGER OF THE FUND........................

PRINCIPAL SHAREHOLDERS.....................................

PRICING OF FUND SHARES.....................................

PURCHASE OF FUND SHARES....................................

REDEMPTION OF FUND SHARES..................................

EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS..................

TRANSFER OF FUND SHARES....................................

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS............

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN................

SYSTEMATIC WITHDRAWAL PLAN.................................    19

INDIVIDUAL RETIREMENT ACCOUNTS.............................

MASTER RETIREMENT PLAN.....................................

BROKERAGE..................................................

PERFORMANCE DATA...........................................

CAPITAL STRUCTURE..........................................

STOCK CERTIFICATES.........................................

ANNUAL MEETING.............................................

SHAREHOLDER REPORTS........................................


CUSTODIAN AND TRANSFER AGENT...............................

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL..................

FINANCIAL INFORMATION.....................................

                          INTRODUCTION

     Nicholas II, Inc. ("Fund") was incorporated under the laws of Maryland on June 28, 1983. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").
This type of investment is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.01 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund.
The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

                   INVESTMENT OBJECTIVES AND
                     INVESTMENT STRATEGIES
                    AND THEIR RELATED RISKS


     The Fund's main goal is increased share value over the long-term. It strives to meet its goal by investing primarily in a diversified portfolio of equity securities of small- and medium-sized companies, which it believes, have growth potential.

     The Fund believes a company's annual sales volume and the market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. To determine company size in terms of sales volume, the Fund compares a company's sales volume to peer companies in the company's industry. In terms of market capitalization, the Fund uses the following standard:

                                         MARKET CAPITALIZATION

     Small........................           0 to $2.0 Billion
     Medium.......................       $2.0 Billion to $10.0 Billion
     Large........................          Over $10.0 Billion

     To pursue the Fund's goal it also may, to a lesser extent, invest in companies with large capitalizations. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

     The Fund looks for companies with the potential for superior growth in sales and earnings. These are companies that are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company's value, including :

            *   a company's strategic position in its industry
            *   sales and earnings growth
            *   product development
            *   quality of management
            *   overall business prospects
            *   a company's price to earnings ratio
               (including an analysis of such ratio in relation to the company's growth rate and industry trends)

     Income is not a significant factor in selecting the Fund's investments. The Fund does not have a pre-set asset allocation strategy which requires that it maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum or maximum percentage of the Fund's assets which must be invested in the securities of companies in any particular industry or group of industries. But, the Fund may not invest more than 5% of its total net assets in the securities of any one company, and not more than 25% of the value of the Fund's total net assets may be concentrated in companies in any particular industry or group of industries. In addition, the Fund may not hold more than 10% of the voting securities of any one company.

     The Fund may hold an investment for any length of time, and will buy or sell securities whenever the Fund sees an appropriate opportunity. It does not buy stocks with a view toward a quick sale or to obtain short-term trading profits (defined as profits on assets held less than twelve months). The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company's financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company's market capitalization grows to a point that it is clearly no longer a small- or medium-capitalization stock or if a company's stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

     The Fund expects that a major portion of it's portfolio will be invested at all times in common stocks of the types of companies, and in the manner, already described. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation) (but in no event in an aggregate amount in excess of 5% of the Fund's total assets), debt securities and preferred stock convertible into common stock, securities of other investment companies (up to 10% of the Fund's total assets) and securities offered in private placements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

     Although the Fund's primary investment strategy is to achieve capital appreciation, for liquidity or flexibility, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses.

     As a temporary defensive tactic because of adverse market, economic, political or other conditions, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. During any period in which the Fund maintains such a temporary defensive tactic, it may not achieve its investment objective.



     Liquidity, Information and Valuation Risks of Certain
Portfolio Investments

          From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase and sale by the public under the Securities Act of 1933, as amended). Securities of unseasoned companies and securities issued in private placements may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade, may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.

          These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 5% of the Fund's total assets in the securities of unseasoned companies. In addition, the Fund may not invest more than 5% of the Fund's total assets in bonds, debentures or other debt securities distributed in private placements.

     Debt Securities and Preferred Stock

          From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts.

          Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. The value of preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and debt securities will be affected by the factors that affect both equity securities (such as stock market movements generally) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

          These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of appreciation in value. The Adviser intends generally to limit the Fund's purchase of debt securities and preferred stock to those which are rated in one of the top four rating categories by any of the nationally recognized statistical rating organizations ("NRSROs"), or will be unrated instruments but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prevent the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

     Repurchase Agreements

          The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.

          Not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements;
     provided, however, that repurchase agreements maturing in more than seven days may not constitute more than 5% of the Fund's total net assets, taken at market.

     Fixed Income Securities

          The Fund may temporarily invest in investment grade and non-investment grade fixed income securities as a temporary defensive measure when conditions are deemed to warrant such action. "Investment grade fixed income securities" refers to fixed income securities ranked in one of the top four debt security rating categories of any of the NRSROs, or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prohibit the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

          The fixed income securities described in the fourth category of these rating services possess speculative characteristics. In addition, non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of high yielding, high risk securities also will adversely impact the Fund's net asset value.

     Borrowings

          The use of borrowings can increase the Fund's exposure to market risk. If the Fund borrows money to make more investments than it otherwise could or to meet redemptions, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

     Investments in Other Investment Companies

          The Fund may invest generally up to 10% of its total assets in securities of other investment companies.
     Investments in these securities will involve duplication of advisory fees and certain other expenses.


INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL

     The Fund's Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

     * Not more than 5% of its total net assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation)

     * No investments in interests in oil, gas or other mineral exploration programs (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)

     * No investments in puts, calls, straddles, spreads or any combination thereof

     * No investments in securities of other open-end investment companies

     * The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets

The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

All percentage limitations discussed in the "Fund Investments" s ection apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction occurs due to changes afterwards in the market value of the investment or the total assets of the Fund.


                    INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy.

          1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

                    (a) the purchase of a portion of an issue of publicly distributed debt securities;

                    (b)  investment in repurchase agreements in
                         an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 5% of the value of total net assets, taken at market; and

                    (c)  the purchase of a portion of bonds,
                         debentures or other debt securities of types commonly distributed privately to financial institutions in an amount not to exceed 5% of the value of total net assets, taken at market, of the Fund;

          provided, however, that the total investment of the Fund in repurchase agreements maturing in more than seven days, when combined with the type of investment set forth in 1(c) above, will not exceed 5% of the value of the Fund's total net assets, taken at market.

          2. The Fund will not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts, but not more than 10% in value of the Fund's total net assets will be so invested.

          3. The Fund may make temporary bank borrowings (not in excess of 5% of the lower of cost or market value of the Fund's total net assets).

          4.   The Fund will not pledge any of its assets.

          5. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

          6. Not more than 5% of the Fund's total net assets, taken at market value, will be invested in the securities of any one issuer (not including U.S.
          Government securities).

          7. Not more than 25% of the value of the Fund's total net assets will be concentrated in companies of any particular one industry or group of industries.

          8. The Fund will not acquire or retain any security issued by a company, if an officer or director of such company is an officer or director of the Fund, or is an officer, director, shareholder or other interested person of the Adviser.

          9. The Fund may not issue senior securities in violation of the 1940 Act.

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

     The Fund has adopted primary investment objectives, which are fundamental policies. The section captioned "FUND INVESTMENTS" in the Fund's Prospectus describe the principal investment objectives and the investment policies applicable to the Fund. Please read the Prospectus in conjunction with this Statement of Additional Information. The Fund also has adopted certain other investment strategies and policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any changes will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund. Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objective.


CERTAIN OTHER INVESTMENT STRATEGIES AND PORTFOLIO INVESTMENTS

     From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase and sale by the public under the Securities Act of 1933, as amended). These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 5% of the Fund's total assets in the securities of unseasoned companies. In addition, the Fund may not invest more than 5% of the Fund's total assets in bonds, debentures or other debt securities distributed in private placements.

     From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of appreciation in value. The Adviser intends generally to limit the Fund's purchase of debt securities and preferred stock to those which are rated in one of the top four rating categories by any of the nationally recognized statistical rating organizations ("NRSROs"), or will be unrated instruments but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prevent the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

     The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. Not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days may not constitute more than 5% of the Fund's total net assets, taken at market.

     The Fund may temporarily invest in investment grade and non-investment grade fixed income securities as a temporary defensive measure when conditions are deemed to warrant such action. "Investment grade fixed income securities" refers to fixed income securities ranked in one of the top four debt security rating categories of any of the NRSROs, or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prohibit the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

     The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

     The Fund may invest generally up to 10% of its total assets in
securities of other investment companies.    All percentage limitations
discussed in this section apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction occurs due to changes afterwards in the market value of the investment or the total assets of the Fund

                    INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy.

          1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

                    (a) the purchase of a portion of an issue of publicly distributed debt securities;

                    (b) investment in repurchase agreements in an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 5% of the value of total net assets, taken at market; and

                    (c) the purchase of a portion of bonds, debentures or other debt securities of types commonly distributed privately to financial institutions in an amount not to exceed 5% of the value of total net assets, taken at market, of the Fund;

               provided, however, that the total investment of the Fund in repurchase agreements maturing in more than seven days, when combined with the type of investment set forth in 1(c) above, will not exceed 5% of the value of the Fund's total net assets, taken at market.

          2. The Fund will not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts, but not more than 10% in value of the Fund's total net assets will be so invested.

          3. The Fund may make temporary bank borrowings (not in excess of 5% of the lower of cost or market value of the Fund's total net assets).

          4.   The Fund will not pledge any of its assets.

          5. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

          6. Not more than 5% of the Fund's total net assets, taken at market value, will be invested in the securities of any one issuer (not including U.S. Government securities).

          7. Not more than 25% of the value of the Fund's total net assets will be concentrated in companies of any particular one industry or group of industries.

          8. The Fund will not acquire or retain any security issued by a company, if an officer or director of such company is an officer or director of the Fund, or is an officer, director, shareholder or other interested person of the Adviser.

          9. The Fund may not issue senior securities in violation of the 1940 Act.

INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL

     The Fund's Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

     * Not more than 5% of its total net assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business)

     * No investments in interests in oil, gas or other mineral exploration programs (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)

     * No investments in puts, calls, straddles, spreads or any combination thereof

     *    No investments in securities of other open-end investment companies

     * The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets

The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

     All percentage limitations apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction occurs due to changes afterwards in the market value of the investment of total assets of the Fund.

                        INVESTMENT RISKS

     THIS SECTION CONTAINS A SUMMARY DESCRIPTION OF THE RISKS OFOTHER INVESTMENT STRATEGIES AND RELATED INVESTMENTSOF THE FUND AS DISCUSSED IN THIS STATEMENT OF ADDITIONAL INFORMATION. FOR A DESCRIPTION OF THE PRINCIPAL RISKS OF INVESTING IN THE FUND, PLEASE SEE THE "INVESTMENT RISKS"
SECTION IN THE FUND'S PROSPECTUS. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS GOALS OR THAT YOU WON'T LOSE MONEY ON YOUR INVESTMENT. THERE IS NO GUARANTEE THAT THE FUND'S PERFORMANCE WILL BE POSITIVE OVER ANY PERIOD OF TIME.

          OTHER RISKS RELATED TO CERTAIN PORTFOLIO INVESTMENTS AND STRATEGIES. Although the Fund generally will invest in the common stocks of small- and medium-sized companies, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:

     LIQUIDITY, INFORMATION AND VALUATION RISKS OF CERTAIN PORTFOLIO INVESTMENTSSecurities of unseasoned companies and securities issued in private placements, which may be acquired by the Fund from time to time, may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade, may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.
     DEBT SECURITIES AND PREFERRED STOCK

          From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts.

          Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. The value of preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and debt securities will be affected by the factors that affect both equity securities (such as stock market movements generally) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.
     REPURCHASE AGREEMENTS While the underlying obligation of a repurchase agreement purchased by the Fund is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.

     FIXED INCOME SECURITIES
          The Fund's investments in investment grade and non-investment grade fixed income securities may carry some risk. Investment grade fixed income securities described in the fourth category of the NRSROs possess speculative characteristics. In addition, non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of high yielding, high risk securities also will adversely impact the Fund's net asset value.

     BORROWINGS

          The use of borrowings can increase the Fund's exposure to market risk. If the Fund borrows money to make more investments than it otherwise could or to meet redemptions, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to five other mutual funds to approximately 25 institutions and individuals with substantial investment portfolios. The other funds for which the Adviser serves as investment adviser are Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc., with primary investment objectives and net assets as set forth below.

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE           SEPT. 30, 1999
         ----                --------------------           --------------
Nicholas Fund, Inc.          Capital appreciation           $4,782,783,840

Nicholas Limited             Long-term growth               $  273,310,802
Edition, Inc.(1)

Nicholas Equity              Reasonable income              $   20,053,386
Income Fund, Inc


Nicholas Income              High current income            $  210,293,122
Fund, Inc.


Nicholas Money               Current income                 $  144,734,499
Market Fund, Inc.


     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month.

     The following table illustrates the calculation of the Adviser's annual fee:

              NET ASSET
          VALUE OF THE FUND                ANNUAL FEE CALCULATION
          -----------------                ----------------------
Up to and including $50,000,000............     (0.75 of 1%)


 Over $50,000,000 and                           (0.60 of 1%)
 including $100,000,000....................

 In excess of $100,000,000.................     (0.50 of 1%)


     For the fiscal year ended September 30, 1999, total net assets of the Fund were $874,145,289. The Fund paid the Adviser a fee for the fiscal year ended September 30, 1999 totalling
$5,305,196.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Also included as "operating expenses" which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

     During the fiscal years ended September 30, 1999, 1998 and 1997, the Fund paid the Adviser an aggregate of $5,305,196, $5,548,861 and $4,371,278, respectively, in fees.

     The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act cast in person at a meeting called for the purpose of voting for such approval.


     Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President and Secretary of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Senior Vice President and Portfolio Manager of the Fund, is President and Chief Investment Officer and a Director of the Adviser. Lynn S. Nicholas is a Senior Vice President of the Fund and of the Adviser. David O. Nicholas and Lynn S. Nicholas are the son daughter, respectively, of Albert O. Nicholas. Jeffrey T. May is a Senior Vice President and Treasurer of the Fundand is Senior Vice President and Treasurer of the Adviser. Candace L. Lesak is Vice President of the Fund, and is an employee of the Adviser. Mark J. Giese is a Vice President of the Fundand is a Vice President of the Adviser. Kathleen A. Evans is an Assistant Vice President of the Fundand is a Vice President of the Adviser. Tracy C. Eberleinis an Assistant Vice President of the Fund, and is an employee of the Adviser. David
E. Leichtfuss, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin is a Director and the Secretary of the Adviser. Mr. Leichtfuss is a partner with the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser. Daniel J. Nicholas, 2618 Harlem Boulevard, Rockford, Illinois, is Director Emeritus of the Adviser. Mr. Nicholas, a brother of Albert O. Nicholas, is a private investor.

           MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
                AND PORTFOLIO MANAGER OF THE FUND

     The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of January 31, 2000:

     NAME, AGE AND        POSITIONS HELD     PRINCIPAL OCCUPATIONS
     ADDRESS              WITH FUND          PAST FIVE YEARS
    --------------        --------------    -----------------------
* Albert O. Nicholas, 68  President and    Chief Executive Officer
  700 North Water Street  Director         and Chairman of the
  Milwaukee, WI  53202                     Board, Nicholas Company,
                                           Inc., the Adviser to the
                                           Fund. He has been
                                           Portfolio Manager (or Co-
                                           Portfolio Manager, in
                                           the case of Nicholas
                                           Fund, Inc., since
                                           November 1996) for, and
                                           primarily responsible
                                           for the day-to-day
                                           management of the
                                           portfolios of Nicholas
                                           Fund, Inc., Nicholas
                                           Income Fund, Inc. and
                                           Nicholas Equity Income
                                           Fund, Inc. since the
                                           Adviser has served as
                                           investment adviser for
                                           such funds. He is a
                                           Chartered Financial
                                           Analyst.
 Melvin L. Schultz, 66   Director          Director and Management
 3636 North 124th Street                   Consultant, Professional
 Wauwatosa, WI  53222                      Management of Milwaukee,
                                           Inc.  He is a Certified
                                           Professional Business
                                           Consultant and provides
                                           financial advice to
                                           members of the medical
                                           and dental professions.
 Richard Seaman, 74      Director          Management Consultant,
 5270 North Maple Lane                     on an independent basis,
 Nashotah, WI  53058                       primarily in the areas
                                           of mergers, acquisitions
                                           and strategic planning.
 Robert H. Bock, 67      Director          Professor of Business
 3132 Waucheeta Trail                      Strategy and Ethics ,
 Madison, WI  53711                        University of Wisconsin
                                           School of Business,
                                           since 1965. From 1972 to
                                           1984, he was Dean of the
                                           School of Business.
 Thomas J. Saeger, 55    Executive Vice    Executive Vice President
 700 North Water Street  President and     and Assistant Secretary,
 Milwaukee, WI  53202    Secretary         Nicholas Company, Inc.,
                                           the Adviser to the Fund,
                                           and employed by the
                                           Adviser since 1969.  He
                                           is a Certified Public
                                           Accountant.
 David L. Johnson, 57    Executive Vice    Executive Vice
 700 North Water Street  President         President, Nicholas
 Milwaukee, WI  53202                      Company, Inc., the
                                           Adviser to the Fund, and
                                           employed by the Adviser
                                           since 1980.  He is a
                                           Chartered Financial
                                           Analyst.





 David O. Nicholas, 38   Senior Vice       President, Chief
 700 North Water Street  President and     Investment Officer and
 Milwaukee, WI  53202    Portfolio Manager Director, Nicholas
                                           Company, Inc., the
                                           Adviser to the Fund and
                                           employed by the Adviser
                                           since 1985.  He has been
                                           Portfolio Manager for,
                                           and primarily
                                           responsible for the day-
                                           to-day management of,
                                           the portfolios of
                                           Nicholas II, Inc. and
                                           Nicholas Limited
                                           Edition, Inc. since
                                           March 1993.  He also has
                                           been Co-Portfolio
                                           Manager of Nicholas
                                           Fund, Inc. since
                                           November 1996.  He is a
                                           Chartered Financial
                                           Analyst.
 Lynn S. Nicholas, 43    Senior Vice       Senior Vice President,
 700 North Water Street  President         Nicholas Company, Inc.,
 Milwaukee, WI  53202                      the Adviser to the Fund,
                                           and employed by the
                                           Adviser since September
                                           1983.  She is a
                                           Chartered Financial
                                           Analyst.
 Jeffrey T. May, 43      Senior Vice       Senior Vice President
 700 North Water Street  President and     and Treasurer, Nicholas
 Milwaukee, WI  53202    Treasurer         Company, Inc., the
                                           Adviser to the Fund, and
                                           employed by the Adviser
                                           since July 1987.  He is
                                           a Certified Public
                                           Accountant.
 Candace L. Lesak, 42    Vice President    Employee, Nicholas
 700 North Water Street                    Company, Inc., the
 Milwaukee, WI  53202                      Adviser to the Fund,
                                           since February 1983.
                                           She is a Certified
                                           Financial Planner.
 Mark J. Giese, 29       Vice President    Vice President, Nicholas
 700 North Water Street                    Company, Inc., the
 Milwaukee, WI 53202                       Adviser to the Fund, and
                                           employed by the Adviser
                                           since July 1994.  He
                                           graduated from the
                                           University of Wisconsin
                                           - Madison with a Masters
                                           of Science degree in
                                           Finance in May of 1994.
                                           He is a Certified Public
                                           Accountant and a
                                           Chartered Financial
                                           Analyst.
 Kathleen A. Evans, 51   Assistant Vice    Vice President, Nicholas
 700 North Water Street  President         Company, Inc., the
 Milwaukee, WI  53202                      Adviser to the Fund, and
                                           employed by the Adviser
                                           since March 1985.
 Tracy C. Eberlein, 39   Assistant Vice    Employee, Nicholas
 700 North Water Street  President         Company, Inc., the
 Milwaukee, WI 53202                       Adviser to the Fund,
                                           since January 1985.  She
                                           is a Certified Financial
                                           Planner.
____________________

* Albert O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act. Mr. Nicholas is Chief Executive Officer and a Director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.

     Mr. David O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio.

     The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas II, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.

     The table below sets forth the aggregate compensation received from the Fund by all directors of the Fund during the fiscal year ended September 30, 1999. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

                                   Pension or     Estimated  Total Compensation
                      Aggregate    Retirement      Annual    From Fund and Fund
  Name and          Compensation    Benefits      Benefits     Complex Paid to
  Position            From the     Accrued As       Upon        Directors(1)
                       Fund      Part of Fund   Retirement
                                   Expenses
 ---------        -------------  ------------   ----------  -------------------
Albert O. Nicholas(2) $     0          $ 0           $ 0        $       0
Melvin L. Schultz(2)  $ 5,000          $ 0           $ 0        $  21,200
Richard Seaman(2)     $ 5,000          $ 0           $ 0        $  11,200
Robert H. Bock(2)     $ 5,000          $ 0           $ 0        $  11,200

___

         (1) During the fiscal year ended September 30, 1999, the Fund and other funds in its Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas Equity Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees. During the fiscal year ended September 30, 1999, the Fund compensated the disinterested directors at a rate of $750 per director per meeting attended
                and an   annual retainer of
                $2,000 per year. Except for reimbursement of out-of-pocket expenses, the disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended September 30, 1999. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

         (2) Mr. Nicholas also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas Equity Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. Schultz also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. Seaman also is a member of the Board of Directors of Nicholas Fund, Inc. and Nicholas Equity Income Fund, Inc. Mr. Bock also is a member of the Board of Directors of Nicholas Fund, Inc. and Nicholas Equity Income Fund, Inc.

                     PRINCIPAL SHAREHOLDERS

     No persons are known to the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund as of September 30, 1999. All directors and executive officers of the Fund as a group (13 in number) beneficially own approximately
3.7% of the outstanding shares of the Fund as of December 31,1999.


                     PRICING OF FUND SHARES

     When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") per share of the Fund. The NAV of a share is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Martin Luther King Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

     Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Most debt securities, excluding short-term investments, are valued at the current evaluated bid price. Securities for which there are no readily available market quotations and other assets and liabilities of the Fund will be valued at their then current fair value using methods determined in good faith by the Board of Directors.

                    PURCHASE OF FUND SHARES

     MINIMUM INVESTMENTS. The minimum initial purchase is $500 and the minimum for any subsequent purchase is $100, except in the case of reinvestment of distributions. The Automatic Investment Plan has a minimum monthly investment of $50. Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum required investment due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

     APPLICATION INFORMATION. Applications for the purchase of shares are made to Nicholas II, Inc., c/o Firstar Mutual Fund Services, LLC ("Firstar"), P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. The Fund also has available an Automatic Investment Plan for shareholders. You should contact the Fund for additional information.

     When you make a purchase, your purchase price per share will be the NAV per share next determined after the time the Fund receives the application in proper order. The determination of the NAV for a particular day is applicable to all purchase applications received in proper order at or before the close of trading on the NYSE on that day (usually 4:00 p.m., New York time).

               Applications to purchase Fund shares received in proper order on a day when the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.
               Applications to purchase Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

Purchase of shares will be made in full and fractional shares computed to three decimal places.

     You should be aware that DEPOSIT in the U.S. mail or with independent delivery services, or receipt at Firstar's Post Office Box, of purchase applications does not constitute receipt by Firstar or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR MUTUAL FUND SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202-5207.

     Your application to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings & loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $20 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

     WIRE PAYMENTS. You also may purchase Fund shares via the Federal Reserve wire system. If a wire purchase is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-
6547) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for any wire purchase which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

     Wire To:           Firstar Bank Milwaukee, N.A.
                        ABA 075000022
     Credit:            Firstar Mutual Fund Services, LLC
                        Account 112-952-137
     Further Credit:    Nicholas II, Inc.
                        (shareholder account number)
                        (shareholder registration)

     The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal
Reserve wire system, or from incomplete wiring instructions.

     CERTIFICATES. The Fund won't issue certificates representing Fund shares unless the shareholder specifically requests certificates in writing. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The Fund won't issue certificates for fractional shares even if requested. Where certificates are not requested, the Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

     THIRD PARTY PURCHASES - USE OF A PROCESSING INTERMEDIARY TO PURCHASE FUND SHARES. You can purchase shares of the Fund through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). If you do, the Processing Intermediary, rather than you, may be the shareholder of record. Certain service providers may receive compensation from the Fund for providing transfer agent-related services relating to the accounts held in street name. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Statement of Additional Information before you invest in the Fund this way.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     The Fund also may enter into arrangements with some Processing Intermediaries which authorizes them to process purchase orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased. If you place purchase orders through an Authorized Agent, you will pay the Fund's NAV per share next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent.

     Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge.

                   REDEMPTION OF FUND SHARES

     REDEMPTION PRICE. You may redeem all or part of your Fund shares by any of the methods described below. All redemptions will be processed immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares. The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar (or by an Authorized Agent of the Fund) of the certificate(s), or written request in the proper order and described below, or pursuant to proper telephone instructions as described below.

               Requests for redemption of Fund shares received in proper order on a day when the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.
               Requests for redemption of Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the closing of trading on the next day the NYSE is open.

     THE FUND WILL RETURN AND NOT PROCESS REDEMPTION REQUESTS
THAT CONTAIN RESTRICTIONS AS TO THE TIME OR DATE REDEMPTIONS ARE
TO BE EFFECTED.

     If any of the shares you want redeemed were purchased recently by personal or certified check, the Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time your redemption request will be processed and payment made.

     WRITTEN REDEMPTIONS. If you redeem in writing, be sure that the redemption request is signed by each shareholder in the exact manner as the Fund account is registered and include the redemption amount and the shareholder account number.

               If you have certificates for your shares, you may redeem by delivering to the Fund, c/o Firstar Mutual Fund Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares.
          The certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an eligible "guarantor institution," which is a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

                If you don't have certificates for your shares, you may redeem by delivering an original signed written request for redemption addressed to Nicholas II, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

          YOU MAY NOT FAX YOUR REDEMPTION REQUEST.

     The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

     If you are uncertain about what documents or instructions are necessary in order to redeem shares, please write or call Firstar (414-276-0535 or 800-544-6547), prior to submitting a written redemption request. A written redemption request will not become effective until all documents have been received in properorder by Firstar.

     If you who have an individual retirement account ("IRA"), a master retirement plan or other retirement plan must indicate on their written redemption requests whether or not to withhold federal income tax. Redemption requests lacking an election not to have federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

     You should be aware that DEPOSIT in the mail or with other independent delivery services or receipt at Firstar's Post Office Box of redemption requests DOES NOT constitute receipt by Firstar or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO THE FIRSTAR MUTUAL FUND SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN, 53202.

     TELEPHONE REDEMPTIONS. You can redeem your shares by telephone unless you decline that option in writing. Telephone redemptions can only be made by calling Firstar (800-544-6547 or 414-276-0535). In addition to the account registration, you will be required to provide the account number and social security number. Telephone calls will be recorded.

     Telephone redemption requests must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, you may have difficulty making a redemption by telephone. If you are unable to contact Firstar by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day.
The minimum telephone redemption is $500 except when redeeming an account in full.

     The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be liable for following instructions communicated by telephone which they reasonably believe to be genuine. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

     EFFECT OF REDEMPTION. For federal income tax purposes, a redemption generally is treated as a sale of the shares being redeemed. You may recognize capital gain or loss equal to the difference between the redemption price and your cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further tax information.

     The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

     You may instruct Firstar to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

     Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

     SIGNATURE GUARANTEES. A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

          *     if you change the ownership on your account
          * upon redemption of shares when certificates have been issued for your account
          * when you want the redemption proceeds sent to a different address than is registered on the account
          * for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s)
          * any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund
          * if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request

     In addition, you must have your signature guaranteed if you request redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

     THIRD PARTY REDEMPTIONS - USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND SHARES. As with the purchase of Fund shares, you may redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). Certain service providers may receive compensation from the Fund for providing transfer agent-related services relating to the accounts held in street name. You should read the program materials provided by the Processing Intermediary before you redeem your shares of the Fund this way. Then follow those instructions and procedures.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     The Fund also may enter into an arrangement with some Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a redemption request by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect NAV per share next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

     You do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services, unless you hold Fund shares through a Processing Intermediary. Then you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.

           EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS

     Shares of the Fund may be exchanged for shares of other
mutual funds for which Nicholas Company, Inc. serves as the
investment adviser.  Nicholas Company, Inc. is also the
investment adviser to the following funds which have investment objectives and net assets as noted below:
                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE           SEPT. 30, 1999
         ----                --------------------           --------------
Nicholas Fund, Inc.          Capital appreciation           $4,782,783,840

Nicholas Limited             Long-term growth               $  273,310,802
Edition, Inc.(1)

Nicholas Equity        Reasonable income with moderate
Income Fund, Inc       long-term growth as a secondary
                       Consideration                        $   20,053,386

Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value        $  210,293,122

Nicholas Money     High level of current income as
Market Fund, Inc.  as is consistent with preserving
                   capital and liquidity                    $  144,734,499

(1)You should be aware that Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

     If you choose to exercise the exchange privilege, the shares will be exchanged at their next determined NAV. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of your Nicholas Money Market Fund, Inc. shares will be delayed one. In such a case, the exchanged amount would be uninvested for this one-day period.

     If you are interested in exercising the exchange privilege you must obtain the appropriate prospectus from Nicholas Company, Inc.

     An exchange constitutes a sale for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information.

     The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders;

     Exchange of shares can be accomplished in the following ways:

     Exchange by Mail. An exchange of shares of the Fund for shares of other available Nicholas mutual funds directly through Nicholas Company, Inc. will be made without cost to you through written request. If you are interested in exercising the exchange by mail privilege you may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Fund Shares."
     Exchange by Telephone. You also may exchange by telephone among all Nicholas mutual funds. Only exchanges of $500.00 or more will be executed using the telephone exchange privilege. Firstar charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000 with a maximum of $l,000,000 per day for related accounts. You are allowed four telephone exchanges per account during any twelve month period.

     Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar at 414-276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded.

                    TRANSFER OF FUND SHARES

     You may transfer shares of the Fund in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc.
(414-272-6133 or 800-227-5987) prior to submitting any transfer requests.

        DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's investment company ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gain net income (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

     For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. The maximum tax rate on long-term capital gains for sales of securities held greater than twelve months is 20%. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income, whether distributed as cash or additional shares. Distributions generally will be made annually in December. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

     Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund's gross income.

     At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV per share. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV per share.

     Under federal law, some shareholders may be subject to a 31% "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax advisor concerning the federal, state and local tax aspects to an investment in the Fund.

          DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on the application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV per share in effect on the dividend or distribution date and are credited to the shareholder's account in full and fractional shares if necessary. Firstar will notify you of the number of shares purchased and the price following each reinvestment period. As in the case of normal purchases, stock certificates are not issued unless requested. In no instance will a certificate be issued for a fraction of a share.

     You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written notice or telephonic notice to Firstar. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days' written notice to participants.

                   SYSTEMATIC WITHDRAWAL PLAN

     If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semi-annual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you.
Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

                 INDIVIDUAL RETIREMENT ACCOUNTS

    Individuals who receive compensation, including earnings from self-employment, may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers a prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

    Qualifying individuals who have a traditional IRA may make deductible contributions to it. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

    Qualifying individuals who maintain a Roth IRA may make non-deductible contributions to it. However, the amounts within the Roth IRA accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phase-outs apply.

    Like the Roth IRA, qualifying individuals may make non-deductible contributions to an Education IRA , but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phase-outs apply.

    As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $500, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of IRA contributions.

    Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences of the plan is recommended.

                     MASTER RETIREMENT PLAN

    The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wish to participate in the Plan.
Consultation with a tax adviser regarding the tax consequences of the Plan is recommended.

                           BROKERAGE

    The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker.

    Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions
incidental thereto.   Such commissions may be less than, equal to
or exceed the amount another broker would have charged for effecting the transaction.

    The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.


    In instances where the Adviser determines that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which is also utilized by the Adviser in managing the Fund's portfolio.

    The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended September 30, 1999.

                   AMOUNT OF COMMISSIONS
                     PAID TO FIRMS THAT          AMOUNT OF
                     PROVIDED RESEARCH      BROKERAGE TRANSACTIONS
                        SERVICES(1)             INVOLVED(1)
                   ---------------------    ----------------------
    The Fund........      $77,416              $24,500,110


      (1) The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

    The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.



    The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The
Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

    Over-the-counter market purchases and sales are generally transacted directly with principal market makers who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

    Total brokerage commissions paid by the Fund during fiscal year ended September 30, 1999, 1998 and 1997 totaled $614,970,
$352,279 and $522,280, respectively.

                        PERFORMANCE DATA

    The Fund may quote a "total return" or an "average annual total return" from time to time in advertisements or in information furnished to present or prospective shareholders.
The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is determined by discounting the "total return" for the number of time periods represented. These values are computed according to the following formulas:

                                n
                         P(1+T)  = ERV
                              or
                     Total Return = ERV - 1
                                    ---
                                    P
                                        n
              Average Annual Total Return = the nth root of  ERV  - 1
                                                            -----
                                                             P

    where:
    P = a hypothetical initial payment of $1,000.
    T = average annual total return.
    n = number of years from initial investment to the end of theperiod. ERV = ending redeemable value of a hypothetical
        $1,000 payment made at the beginning of the one, five and ten year periods.

			   ONE   YEAR   ENDED          FIVE   YEARS   ENDED     TEN YEARS ENDED
                           SEPTEMBER   30,   1999      SEPTEMBER   30,   1999   SEPTEMBER 30, 1999
			   ----------------------      ----------------------   ------------------
Total Return...........    2.50%                       102.01%                   203.63%

Average Annual Total
Return.................    2.50%                        15.10%                   11.75%



     For purposes of these calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the NAV calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the periods is made; and (3) all recurring fees that are charged to all shareholder accounts are included.

     These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

     The "total return" and "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund's performance.

     In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including the Dow Jones Industrial Average, the Standard & Poor's 500r Index , NASDAQ, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar , Inc., CDA Investment Technologies Inc. and Value Line, Inc..

                       CAPITAL STRUCTURE

     Nicholas II, Inc. is authorized to issue 200,000,000 shares of common stock, par value $0.01 per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and holders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares except fractional shares have no voting rights.

                       STOCK CERTIFICATES

     The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund's transfer agent, Firstar, and direct that his account be credited with the shares. A shareholder may in writing direct Firstar at any time to issue a certificate for his shares without charge.

                         ANNUAL MEETING

     Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its By-Laws and will not hold annual meetings of shareholders unless otherwise required to do so.

     In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than l0% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

                       SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends September 30, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants, Arthur Andersen LLP, will be sent to shareholders.



                  CUSTODIAN AND TRANSFER AGENT

     Firstar Bank Milwaukee, N.A. ("Firstar Bank") acts as Custodian of the Fund. Firstar, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent of the Fund and Dividend Disbursing Agent. As such, Firstar Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Bank and Firstar do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.


           INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee,
Wisconsin 53202, are the independent accountants for the Fund.
Michael Best & Friedrich LLP, 100 East Wisconsin Avenue,
Milwaukee, Wisconsin 53202, have passed on the legality of the shares of the Fund being offered.

                      FINANCIAL INFORMATION

      The schedule of investments, the financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended September 30, 1999, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a copy of the Annual Report without charge by writing or calling the Fund.





                       NICHOLAS II, INC.




                           FORM N-1A




                   PART C:  OTHER INFORMATION


                   PART C.  OTHER INFORMATION


ITEM 23.       EXHIBITS

           All exhibits required to be filed with this Form N-lA pursuant to Item 23 thereof are listed in the Exhibit Index appearing elsewhere in this Registration Statement and (i) appear in their entirety herein or (ii) are incorporated by reference to previous filings with the Securities and Exchange Commission.

ITEM 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
THE FUND

           The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc., which are all Maryland corporations, share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.

ITEM 25.       INDEMNIFICATION

          Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and director against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission. In addition, Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

           The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

ITEM 26.        BUSINESS  AND OTHER CONNECTIONS OF THE INVESTMENT
          ADVISER

           Incorporated by reference to pages 10-14 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

ITEM 27.       PRINCIPAL UNDERWRITERS

          None.

ITEM 28.       LOCATION OF ACCOUNTS AND RECORDS

           All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of Registrant, 700 North Water Street, Milwaukee, Wisconsin, and at the offices of Registrant's custodian and transfer agent, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin.

ITEM 29.       MANAGEMENT SERVICES

          None.

ITEM 30.       UNDERTAKINGS

          The Registrant's By-Laws provide that it will indemnify the Officers and Directors of Registrant for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Act, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities and Exchange Act of 1934, as amended; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.
                         EXHIBIT INDEX

                                                                 SEQUENTIAL
EXHIBIT NO.               DESCRIPTION                             PAGE NO.

(a)       Articles of Incorporation of Registrant (as amended)        *

(b)       By-Laws of Registrant                                       *

(c)       Specimen certificate evidencing common stock, $.01 par
          value per share, of Registrant                              *

(d)       Investment Advisory Agreement between Registrant
          and Nicholas Company, Inc                                   *

(g)       Custodian Agreement between Registrant and First
          Wisconsin Trust Company                                     *

(i)       Opinion of Michael Best & Friedrich LLP, counsel
          to the Registrant, concerning the legality of
          Registrant's common stock, including consent to the
          use thereof.                                               **

(j)       Consent of Arthur Andersen LLP, independent
          public accountants                                         **

(n)       Financial Data Schedule                                     *

*         Powers of Attorney                                          *


* Incorporated by reference to previous filings with the Securities and Exchange Commission.

**   Filed herewith.
                           SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Nicholas II, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 28th day of January, 2000.


                                         NICHOLAS II, INC.


					By:  /s/ Thomas J. Saeger
					-------------------------
					Thomas J. Saeger, Executive
					Vice President, Secretary and
					Principal Financial
					and Accounting Officer


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity indicated on the 28th day of January, 2000.

Albert  O.  Nicholas*
---------------------                     President  (Chief Executive
Albert O. Nicholas                        Officer), and Director


Thomas   J.  Saeger*
--------------------                      Executive   Vice President,
Thomas   J.   Saeger                      Secretary, Chief   Financial
					  Officer, and Chief Accounting
					  Officer

Robert H. Bock*
---------------                           Director
Robert H. Bock


Melvin L. Schultz*
------------------                        Director
Melvin L. Schultz


Richard Seaman*
---------------                           Director
Richard Seaman





	   * By:    /s/ Thomas J. Saeger
	   ----------------------------------
			Thomas J. Saeger, as
	    Attorney-in-Fact for the above officers
	       and directors, under authority of
	      Powers of Attorney previously filed

                        LIST OF CONSENTS



1.   Consent of Michael Best & Friedrich LLP
     (included in Exhibit (i))


2.   Consent of Arthur Andersen LLP
     (included as Exhibit (j))